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Exhibit 32.1

Section 1350 Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Symmetry Medical Inc., a Delaware corporation (the "Corporation"), does hereby certify that:

        The Annual Report on Form 10-K for the year ended December 30, 2006 (the "Form 10-K") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:    April 23, 2008

/s/ BRIAN S. MOORE Brian S. Moore Chief Executive Officer
/s/ FRED L. HITE Fred L. Hite Chief Financial Officer

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  Exhibit 32.1
Section 1350 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)